10(jjj)

                     DURBANO OFFICE BUILDING
                   476 Heritage Park Boulevard
                        Layton, Utah 84041

                     BASIC LEASE INFORMATION
                     ------------------------

               Date: July 15, 1997

               Landlord: DURBANO PROPERTIES, L.C., A UTAH
                         CORPORATION

               Tenant: COMPUTERIZED THERMAL IMAGING, INC.

Article 1  Premises:                        1,993 Rentable Sq. Ft.

Article 2  Term Commencement:               December 1, 1997

Article 2  Term Expiration:                 November 30, 2002

Article 4  Monthly Rental:                  As specified in Exhibit C

Article 5  Direct Operating Expense Stop:   $4.50 per Sq. Ft.

Article 33 Security Deposit:                $2,906.46

Article 35 Tenant's Address for Notices:    Computerized Thermal Imaging, Inc.
                                            476 Heritage Park Boulevard,
                                            Suite 203
                                            Layton, UT 84041

Article 40 Exhibit and Addenda:             A,B,C,D

    The provisions of the Lease identified in the margin are those provisions where reference to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the Lease shall control.

TENANT:                                     LANDLORD:
COMPUTERIZED THERMAL                        DURBANO PROPERTIES, L.C.
IMAGING, INC.

By: /s/ David A. Packer                     By: /s/ Douglas M. Burbano
   DAVID A. PACKER                                 DOUGLAS M. DURBANO
Title: President                             Title:  Managing Member

1. PREMISES...........................................................  3
2. TERM, COMPLETION OF IMPROVEMENTS.................................... 3
3. NON-OCCUPANCY OF IMPROVED SPACE....................................  3
4. RENTAL.............................................................  4
5. DIRECT OPERATING EXPENSE...........................................  4
6. USE ................................................................ 5
7. SERVICES ..........................................................  6
8. ALTERATIONS .......................................................  7
9. LIENS ...............................................................7
10. REPAIRS ............................................................8
11. DESTRUCTION OR DAMAGE.............................................. 8
12. SUBROGATION.......................................................  9
13. INDEMNIFICATION.................................................... 9
14. COMPLIANCE WITH LEGAL REQUIREMENTS................................  9
15. INSURANCE.........................................................  10
16. ASSIGNMENT AND SUBLETTING ......................................... 10
17. RULES.............................................................  10
18. ENTRY BY LANDLORD ................................................. 10
19. EVENTS OF DEFAULT ................................................. 11
20. TERMINATION UPON DEFAULT .......................................... 11
21. CONTINUATION AFTER DEFAULT........................................  12
22. OTHER RELIEF ...................................................... 12
23. LANDLORD'S RIGHT TO CURE DEFAULTS.................................  12
24. ATTORNEYS' FEES.................................................... 13
25. EMINENT DOMAIN....................................................  14
26. SUBORDINATION ..................................................... 14
27. NO MERGER ..........................................................14
28. SALE .............................................................. 14
29. ESTOPPEL CERTIFICATE..............................................  15
30. NO LIGHT, AIR OR VIEW EASEMENT....................................  15

31. HOLDING OVER .....................................................  15
32. ABANDONMENT ....................................................... 15
33. SECURITY DEPOSIT .................................................. 15
34. WAIVER............................................................  16
35. NOTICES...........................................................  16
36. COMPLETE AGREEMENT................................................  16
37. CORPORATE AUTHORITY ............................................... 16
38. GUARANTEE OF LEASE ................................................ 16
39. MISCELLANEOUS ..................................................... 16
40. EXHIBITS .......................................................... 17
41. SEVERABILITY .......................................................17
42. BROKERS ........................................................... 17
43. FORCE MAJEURE ......................................................17
44. FIRST MONTH'S RENT AND SECURITY DEPOSIT DUE ....................... 17
45. ENVIRONMENTAL DISCLOSURE .........................................  17
46. AMERICANS WITH DISABILITIES ....................................... 18
47. NON-DISTURBANCE ..................................................  18

                     DURBANO OFFICE BUILDING
                    476 Heritage Park Boulevard
                        Layton, Utah 84041

THIS LEASE, dated July 15, 1997, is entered into by and between Durbano Properties, L.C., as Landlord, and Computerized Thermal Imaging, Inc., as Tenant.

1.PREMISES

   (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the agreements, conditions and provisions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree, those certain premises (the "Premises") shown outlined on Exhibit A attached hereto and situated on the second floor, Suite 203, of the Durbano Office Building located at 476 Heritage Park Boulevard in Layton City, Utah, specified in the Basic Lease Information attached hereto, and consisting of approximately 1,993 square feet of Rentable Area. As used in this Lease, the term "Building" means that certain real property located at the above-mentioned address and the building constructed thereon.

     (b) The Premises shall include the appurtenant right to use, in common with others, tile lobbies, entrances, stairs, elevators, restrooms and other public portions of the Building. All of the outside walls and windows of the Premises and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, and electric or other utilities, sinks or other Building facilities, and the use thereof and access thereto through the Premises for the purposes of operation, maintenance and repairs, are reserved to Landlord.

2. TERM, COMPLETION OF IMPROVEMENTS

     The term of this Lease shall commence and, unless sooner terminated as hereinafter provided, shall end on the dates respectively specified in the Basic Lease Information. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant at the commencement of said term, as above specified, this Lease shall not be void or voidable (unless such delay exceeds 90 days, in which event Tenant may elect to terminate this Lease and any liability thereunder), nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, rental shall be waived for the period between the commencement of said term and the time when Landlord can deliver possession. No delay in delivery of possession shall operate to extend the term hereof. Prior to the commencement of the term hereof, Landlord shall complete, construct or install in the Premises the improvements to be constructed or installed by Landlord pursuant to the provisions of Exhibit B, if any. The Premises shall be deemed complete and possession delivered when Landlord has substantially completed the Exhibit B improvements. "Substantial Completion" shall mean when (1) installation of Exhibit B improvements has occurred, and been approved by Tenant, (ii) Tenant has direct access from street to the elevator lobby on the floor where the leased premises are located, (iii) building services are furnished to the leased premises, and (iv) Landlord's architects shall have issued a certificate of Substantial Completion with respect to leased premises or that portion of the building within which they are contained. Substantial Completion shall be deemed to have occurred notwithstanding a requirement to complete "punch list" or similar corrective work, which neither affects nor impacts Tenant's use and enjoyment of the Premises. Landlord shall use its best efforts to advise Tenant of the anticipated date of completion at least 30 days prior to such date, but the failure to give such notice shall not constitute a default hereunder by Landlord.

3. NON-OCCUPANCY OF IMPROVED SPACE

    In the event Tenant does not occupy the space designated herein, all interior finishing costs become due and payable upon billing by Landlord; provided, however, that if Tenant's failure to occupy the Premises is due to Landlord's failure to complete improvements or to perform any other

Durbano Office Building                                       Page - 3 -
obligation set forth herein, them Tenant's obligation to pay interior finishing Costs pursuant to this Section 3 shall be excused or waived.

4. RENTAL

     Tenant shall pay to Landlord as rental for the Premises those amounts per month throughout the term of this Lease specified in Exhibit C and in the Basic Lease Information (subject to adjustment as provided in Article 5) on or before the first day of the first full calendar month of the term hereof and on or before the first day of each and every successive calendar month thereafter during the term hereof In the event the term of this Lease commences on a day other than the first day of a calendar month, then the monthly rental for the first and fractional months of the term hereof shall be appropriately prorated. Rental shall be paid to Landlord, without deduction, abatement, counter claim, offset, or demand, in lawful money of the United States of America, at 476 Heritage Park Boulevard, Suite 100, Layton, Utah, 84041, or to such other person or at such other place as Landlord may from time to time designate in writing, except as expressly authorized in this Lease. If any such rental payment is not received by Landlord within ten (10) days of the date such rental payment is due, an additional amount equal to five percent (5%) of such delinquent rental payment shall become due and payable. Tenant recognizes that such additional amount is necessary to reimburse Landlord for its loss of use of rental fees as well as to compensate Landlord for the added administrative, legal and bookkeeping expenses resulting from such delinquent rental payment.

5. DIRECT OPERATING EXPENSE

     In the event the Direct Operating Expenses (as defined below) of Landlord for the building and/or project of which the leased premises are a part shall, in any calendar year during the term of this lease, exceed the sum of $4.50 per rentable square foot, Tenant agrees to reimburse Tenant's pro rata share of such excess Direct Operating Expenses. Landlord shall endeavor to give Tenant on or before the first day of March or as soon thereafter as possible following the close of any calendar year for which reimbursable excess Direct Operating Expenses are due under this paragraph, an invoice to Tenant for the reimbursable excess Direct Operating Expenses. If Landlord fail to deliver to Tenant an accounting of the excess Direct Operating Expenses on or before March, this shall not constitute a waiver by Landlord of its rights to receive reimbursement for excess Direct Operating Expenses, nor will it be considered an event of default by Tenant.

     During the term of this lease, Tenant shall pay to Landlord monthly in advance and every month during the term, one-twelfth (1/12) of the amount of such reimbursable excess operating expenses as estimated by Landlord in advance and in good faith, to be due from the Tenant. Such excess shall be paid on the first of each month together with in addition to the rent called for by Articles Four and Five above.

    If the invoice delivered at the close of a calendar year in accordance with this Article 5 shows an amount owing by Tenant that is less than the sum of the monthly payments made by Tenant in the previous calendar year, the invoice shall show a credit of the excess by Landlord to Tenant. If such invoice shows an amount owing by Tenant which is more than the sum of the monthly payments made by Tenant in the previous calendar year, Tenant shall pay such deficiency to Landlord within 10 days after receipt of the invoice. Even though the term may have expired and Tenant has vacated the Premises when the final determination is made of Tenant's excess Direct Operating Expenses for the year in which this Lease terminates, Tenant shall pay immediately any increase due over the amount already paid by Tenant. Landlord shall have the right to withhold an amount from Tenant's security deposit which represents an actual or estimated share of Direct Operating Expenses until such actual or estimated payment has been made by Tenant.

     The term "Direct Operating Expense" shall include all direct costs of operation and maintenance, as determined by standard accounting practices, and shall include the following costs by way of illustration, but not be limited to: real property taxes and assessments; rent taxes, gross receipt taxes (whether assessed against the Landlord or assessed against the Tenant and collected by the Landlord, or both); water and sewer charges; insurance premiums; utilities; janitorial services;

Durbano Office Building                                        Page - 4 -
security on-site office; maintenance equipment rental; project legal expense and accounting costs, including the cost of audits by certified public accountants; labor; costs incurred in management of the building, air conditioning and heating; elevator maintenance, costs and upkeep of all parking and common areas ("direct expenses" shall not include depreciation of the building of which the premises are a part of, equipment therein, loan payment, costs of capital improvements, special assessments, or real estate broker's commission).

     Landlord shall, on Tenant's written request (but not more than once per year), promptly provide copies of invoices and Landlord's books relating to Direct Operating Costs for review, inspection, and audit by Tenant. If an audit results in a discrepancy of three percent (3%) or more between the Tenant's actual share of the Direct Operating Expense for that year and the amount originally invoiced to Tenant for its share of the Direct Operation Expense for that year, Landlord shall reimburse Tenant the actual cost and/or the value of employee time expended by Tenant in the conduct of the audit however, if less than 3%, then Tenant shall, in like manner, reimburse Landlord. If Tenant does not request an audit within six (6) months after Landlord has issued a statement to invoice Tenant for a Direct Operating Cost Excess, such right to request an audit is forfeited.

     Landlord and Tenant both agree that the "Net Rentable Area" of the premises is approximately 1,993 rentable square feet and the Net Rentable Area of the building that is currently owned by Landlord is 27,004 rentable square feet. Tenant's pro rata share is 7.38%.

6. USE

     (a) The Premises shall be used for General Office purposes and no other. Tenant shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated or which is prohibited by the standard form of fire insurance policy, or will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or Suffer to be committed any waste in, on or about the Premises.

     (b) Tenant shall not be allowed to use the name of the Building in which the demised premises are located, or words to that effect, in connection with any business carried on in said Premises (except as Tenant's address) without written consent of Landlord. <Part of this Section 6(b) is struck out>

Durbano Office Building                                       Page - 5 -

7. SERVICES

     (a) Landlord shall maintain the public and common areas of the Building, such as lobbies, stairs, elevators, corridors and restrooms in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense.

     (b) Landlord shall furnish the Premises with (1) electricity sufficient to provide power for personal computers and other office machines of similar low electrical consumption, but not including special lighting in excess of building standard improvements, and any other item of electrical equipment which (singly) consumes more than .5 kilowatts per hour at rated capacity or requires a voltage other than one hundred twenty (120) volts single phase; and but if the installation of such electrical equipment requires additional air conditioning capacity above that provided by the building standard improvements, then the additional air conditioning installation and operating costs shall be paid by Tenant, (ii) heat and air conditioning to the extent reasonably required for the comfortable occupation of the premises during reasonable and usual business hours, 7:30 a.m. to 5:30 p.m. (exclusive of Saturdays, Sundays and State and National holidays) or such shorter period specified or prescribed by any applicable policies or regulations adopted by any utility or government agency, (iii) elevator service, (iv) lighting replacement (for building standard lights), (v) restroom supplies, (vi) janitorial service on a five (5) day/week basis, excluding holidays; but if tenant improvements are not consistent in quality and quantity with building standard improvements, Tenant shall pay any cleaning and janitorial costs attributable thereto, (vii) security for the building; but Landlord shall not be liable to Tenant for losses due to theft or burglary, or for damages done by unauthorized persons in or about the building, but Landlord will be liable for damages caused by Landlords' negligence and the negligence of its' employees and representatives. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (1) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (2) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building, or (3) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the Building. Nevertheless, Landlord shall use commercially reasonable efforts to remedy any interruption in the furnishing of such services, and if the Premises are not habitable for Tenant's use for a period in excess of 49 hours the Tenant's rental will be abated until the Premises are habitable and if the Premises are not habitable in excess of 30 days, and it is within the control of Landlord to remedy, then Tenant may elect to terminate this Lease by written notice to Landlord.

     (c) It is understood that Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from commercially reasonable interruption. Tenant acknowledges that any one or more such services may be suspended or reduced by reason of accident or repairs, alterations or improvements necessary to be made, by strikes or accident or by any cause beyond the reasonable control of Landlord, or by orders or regulations of any federal, state, county or municipal authority, subject to Tenant's remedies of rental abatement and termination stated in the foregoing paragraph and paragraph 11.

     Except as provided herein, any such interruption or suspension of services shall never be deemed an eviction or disturbance to Tenant's use and possession of the demised premises or any part thereof, or render Landlord liable to Tenant for damages or relieve Tenant of performance of Tenant's obligation under this Lease. Landlord will use its best reasonable efforts in the event of a strike to secure parties not involved in the labor dispute to provide minimum services for cleaning restrooms, waste removal, and janitorial services. If such interruption or suspension results in Tenant's inability to conduct business or provide its' usual and customary services for a period exceeding forty-eight (48) hours, then Tenant shall receive an abatement of rent during such interruption or suspension, but Landlord shall not be liable to Tenant for lost profits or loss of business resulting therefrom.

Durbano Office Building                                         Page - 6 -

     (d) Tenant shall notify Landlord of any need for an increase in power usage. Failure to do so and should an increase in usage of power by Tenant be recognized by Landlord, it shall be deemed that the increased amount of usage shall have been initiated the first day of occupancy of premises by tenant.

     (e) Whenever heat generating machines or equipment or lighting other than building standard lights are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon billing by Landlord. If Tenant installs lighting requiring power in excess of that required for normal office use as determined by Landlord in the Building or if Tenant installs equipment requiring power in excess of that required for normal desk-top oft-ice equipment or normal copying equipment as determined by Landlord, Tenant shall pay to Landlord upon billing for the cost of such excess power as additional rent, together with the cost of installing any additional risers or other facilities that may be necessary to furnish such excess power to the Premises.

8. ALTERATIONS

     (a) Tenant will not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof, or attach any fixtures or equipment thereto, without first obtaining Landlord's written approval. Any alterations, additions or improvements (except the initial improvements covered by Exhibit B) to the Premises consented to by Landlord shall be made by Tenant at Tenant's sole cost and expense, and any contractor or other person selected by Tenant to make the same shall be subject to Landlord's prior written approval. All alterations, additions, fixtures and improvements, including all improvements made pursuant to Exhibit B, whether temporary or permanent in character, made in or upon the Premises either by Tenant or Landlord, shall immediately become Landlord's property and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant, except for Tenant's trade fixtures, equipment, furniture panels and other items Tenant may provide to Landlord in writing.

     (b) Any alteration, addition, or improvement shall, when completed, be of such a character as not to lessen the value of the Premises or such improvements as may be then located thereon. Any alteration, addition or improvement shall be made promptly and in a good workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and offices. The costs of any such alterations, addition or improvement shall be paid by Tenant, so that the Premises of liens for services performed, labor and material supplied or claimed to have been supplied. Before any alteration, addition or improvement shall be commenced, Tenant shall pay the amount of any increase in premiums on insurance policies (provided for under this Lease) on account of endorsements to be made thereon covering the risk during the course of such alteration, addition or improvement.

9. LIENS

     Tenant shall keep the Premises and the Building free from any mechanics' and/or materialmen's liens or other liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall notify Landlord in writing at least seventy-two (72) hours before any work or activity is to commence on the Premises which may give rise to such liens and Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens.

Durbano Office Building                                           Page - 7 -

10. REPAIRS

     Unless Tenant notifies Landlord in writing at the time of delivery stated in paragraph 2 and 11 hereunder, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver the Premises. Tenant shall, at all times during the term hereof and at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, ordinary wear and tear, damage thereto by fire, earthquake, act of God or the elements excepted, and except as expressed in paragraph 7 of this Lease, Tenant hereby waiving all rights to make repairs at the expense of Landlord in lieu thereof or to vacate the Premises as provided by law, statue or ordinance now or hereafter in effect. Tenant shall at the end of the term hereof surrender to Landlord the Premises and all alterations, additions and improvements thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, except as may be specified in Exhibit B. No representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

     In addition to the ordinary wear and tear exception (carpet, paint, etc.), Tenant shall not be responsible for repairs beyond Tenant's control (structural cracks, vandalism, etc.).

11. DESTRUCTION OR DAMAGE

     (a) If the Premises shall be damaged or destroyed during the term of this Lease by any casualty insured under Landlord's standard fire and casualty insurance, Landlord shall, except as otherwise provided in this Lease and subject to any delay or inability from causes beyond its control, repair and/or rebuild the same substantially to what had been the condition thereof immediately prior to such damage or destruction.

     (b) If the Premises or the Building shall be damaged or destroyed to the extent of fifty percent (50%) or more of the insurable value thereof, or if such casualty shall not have been insured against by Landlord's standard fire and casualty policies, then Landlord or Tenant may terminate this Lease or elect to repair such damage or rebuild the Premises. If Landlord elects to repair or rebuild the Premises, Landlord shall perform such repair or rebuilding as provided in Subsection 11 (a) above, and rent shall be abated proportionately as provided in Subsection 11 (f) below. Within thirty (30) days after any such casualty, Landlord shall notify Tenant whether Landlord intends to repair or rebuild the Premises. If Landlord elects not to repair or rebuild, the Lease shall terminate without further notice and all further obligations of both parties hereunder shall cease (other than those which shall theretofore have accrued), effective as of the date on which Tenant ceases doing business in the Premises. If such damage or destruction occurs and this Lease is not terminated by Landlord, then Tenant may, at its' option, terminate this Lease. If Tenant elects not to terminate this Lease, then this Lease shall remain in full force and effect, and the Landlord and Tenant waive the provisions of any law to the contrary.

     (c) If Landlord elects to repair the Premises, and if Landlord's repairs are not substantially completed within one hundred twenty (120) days following the date of the casualty, if Tenant has not previously terminated this Lease, then Tenant, upon not less than thirty (30) days written notice to Landlord, may terminate this Lease if Landlord has not substantially completed such repairs within the time period (which shall not be less than 30 days) set forth in such notice. Substantial completion, as used herein, shall mean that the Premises are restored to the condition that they may be Occupied and utilized for their intended purpose, notwithstanding that there may be additional "punch list" or other non-essential items to be completed, which neither affect not impact Tenant's use and enjoyment of the Premises. Nevertheless, Landlord shall diligently pursue the completion of all remaining work in a timely manner.

     (d) During any period of reconstruction or repair of the Premises, provided Tenant has not elected to terminate this Lease, Tenant shall continue the operation of Tenant's business in the Premises to the extent reasonably practicable from the standpoint of good business practice.
Durbano Office Building                                        Page - 8 -

     (e) Notwithstanding anything contained in this Section 11 to the contrary, in the event of any damage or destruction affecting the Premises, Tenant shall, unless this Lease is terminated pursuant to Subsection 11 (b) or
(c) above, forthwith replace or fully repair all improvements, trade fixtures, equipment and other property originally installed by Tenant in the Premises. Except as otherwise provided in this Lease, Landlord shall have no interest in the proceeds of any insurance carried by Tenant with respect to Tenant's interest in the Premises, improvements, trade fixtures, equipment and other property, or this Lease, and Tenant shall have no interest in the proceeds of any insurance carried by Landlord.

     (f) During any period in which, by reason of any damage or destruction not resulting from the negligence of Tenant, Tenant's employees, agents or invitees, Tenant is unable to occupy all or a portion of the Premises, Tenant's rent shall be appropriately abated for that part of the Premises rendered unusable for the conduct of Tenant's business. Such abatement shall continue for the period commencing with such destruction or damage and ending with the substantial completion by Landlord or Landlord's repair and/or rebuilding of the Premises, as required by this Lease.

12. SUBROGATION

    Landlord and Tenant shall each, prior to or immediately after the execution of this Lease, procure from each of the insurers under all policies of fire, theft, public liability, workmen's compensation (or any alternative permitted by applicable law) and other insurance now or hereafter existing during the term hereof and purchased by either of them insuring or covering the Building or any Portion thereof or operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have against the other.

13. INDEMNIFICATION

     Notwithstanding provisions of this Lease to the contrary, Landlord and Tenant hereby waive all claims against each other, its agents, employees and contractors for damage to any property or injury to or death of any person in, upon or about the Premises arising at any time and from any cause other than by reason of the primary negligence, gross negligence, reckless or intentional conduct, or misconduct of Landlord or Tenant, its agents, employees or contractors, and Tenant and Landlord shall hold each other harmless from any damage to any property or injury to or death of any person arising from the use of the Premises by Tenant, except such as is caused by reason of the primary negligence, gross negligence, reckless or intentional conduct, or misconduct of Landlord or Tenant, its agents, employees or contractors. The foregoing indemnity obligation of Tenant and Landlord shall include reasonable attorney's fees, investigation costs and all other reasonable costs and expenses incurred by Landlord or Tenant from the first notice that any claim or demand is to be made or may be made. The provisions of this paragraph 13 shall survive the termination of this Lease with respect to any damage, injury or death occurring prior to such termination.

14. COMPLIANCE WITH LEGAL REQUIREMENTS

    Landlord and Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the Premises, insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, excluding requirements of structural changes not related to or affected by improvements made by or for Tenant or Tenant's acts. Landlord represents that at the time of delivery of the Premises, the Premises will be free of hazardous waste, toxic materials, and asbestos, and indemnifies Tenant against all claims, damages, expenses, and fees resulting from the presence or discharge thereof.

Durbano Office Building                                          Page - 9 -

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15. INSURANCE

     Tenant shall procure and maintain throughout the term of this Lease a public liability policy or policies or insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operation in and maintenance and use of the Premises; (iv) Tenant's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than one million dollars ($1,000,000.00) per occurrence in respect of injury to persons (including death), and in the amount of not less than five hundred thousand dollars ($500,000.00) per occurrence in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certificates of insurance together with evidence of payment of premiums therefor, shall be delivered to landlord prior to the commencement date of the Lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premium) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before Such policy may be canceled or changed to reduce insurance provided hereby. Landlord is required to obtain and continue in force during the Lease term a fire and casualty insurance policy covering 100% replacement cost of the Building and Premises.

16. ASSIGNMENT AND SUBLETTING

     In the event Tenant should desire to assign this lease or sublet the leased premises or any part thereof, Tenant shall give Landlord written notice of such desire at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (i) to terminate this lease as to the space so affected as of the date so specified by Tenant, in which event Tenant will be relieved of all further obligations hereunder as to such space, or (ii) to permit Tenant to assign or sublet such space, subject, however, to prior written approval of the proposed assignee or Tenant by Landlord, such consent not to be unreasonably withheld so long as the use of the leased premises by which proposed assignee or Tenant would be a permitted use and the proposed assignee or Tenant is of sound financial condition as determined by Landlord. If Landlord should fail to notify Tenant in writing of such election within said thirty (30) day period, Landlord shall have deemed to have waived option (i) above, but written approval by Landlord of the proposed assignee or Tenant shall be required. Failure by Landlord to approve a proposed Tenant or assignee shall not cause a termination of this Lease. Any other rent or other consideration realized by Tenant under any such sublease and assignment in excess of the rental payable hereunder, after amortization of the reasonable cost of tenant extra improvements for which Tenant has paid and reasonable subletting and assignment costs, shall be divided and paid ninety percent (90%) to Landlord and ten percent (10%) to Tenant. No assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

17. RULES

    Tenant shall faithfully observe and comply with the rules and regulations as Outlined in Exhibit "D" to this Lease and, after notice thereof, all commercially reasonable modifications thereof and additions thereto from time to time promulgated in writing by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of said rules and regulations, unless such non-performance prevents the use or quiet possession of the Premises by Tenant, for which Landlord will be responsible to prevent.

18. ENTRY BY LANDLORD

Landlord may, upon twenty-four (24) hours prior notice to Tenant, enter the Premises at reasonable hours to (a) inspect the same, (b) exhibit the same to prospective purchasers, lenders or

Durbano Office Building                                          Page - 10 -

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tenants, (c) determine whether Tenant is complying with all of Tenant's obligations hereunder, (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder, (e) post notices of non-responsibility and (f) make repairs required of Landlord under the terms hereof or repairs to any adjoining space or utility service or make repairs, alterations or improvements to any other portion of the Building, but that all such work must be done as promptly as possible and, so as to cause as little interference to Tenant as reasonably possible. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's furniture and fixtures, vaults, safes and similar areas designated in writing by Tenant in advance); and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and such entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof In exercising such right of entry, Landlord shall use every reasonable effort not to disrupt Tenant's business in the Premises, including, at Tenant's request, entering the Premises during hours arranged with Tenant either prior to or after Tenant's usual business hours.

19. EVENTS OF DEFAULT

     The occurrence of any one or more of the following events ("Events of Default") shall constitute a breach of this Lease by Tenant: (a) if Tenant shall fail to pay any rental or other sum when, and as the same becomes due and payable and such failure shall continue for more than 10 days; or (b) if Tenant shall fail to perform or observe any other term hereof or of the rules and regulations described in Paragraph 14, "Compliance with Legal Requirements," to be performed or observed by Tenant, such failure shall continue for more than 30 days after written notice thereof from Landlord and Tenant shall not within such period commence with due diligence and dispatch the curing of such default, or, having so commenced, shall thereafter fail or neglect to prosecute or complete with due diligence and dispatch the curing of such default; or (c), Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or shall fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its properties; or, (d) if within 90 days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within 90 days after the appointment without the consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or (e) vacation or abandonment of the lease premises for a continuous period in excess of thirty
(30) business days unless rent is current; or (f) if this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution against Tenant and such attachment or execution is not vacated within thirty
(30) days.

20. TERMINATION UPON DEFAULT

     If an Event of Default shall occur and Landlord desires to terminate this Lease, Landlord at any time after such Event of Default shall give a written termination notice to Tenant, and on the date specified in such notice (which shall be not less than thirty (30) days after the giving of such notice), and provided Tenant shall have failed to cure such default. Tenant's right to possession shall terminate and this Lease shall terminate, unless on or before such date all arrears or rental and all other sums payable by Tenant under this Lease (together with interest thereon at the rate of 10% per annum) and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other breaches of this lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. Upon such termination, Landlord may recover from Tenant: (a) the unpaid rental which had been earned at the time of termination and future rental as it becomes

 Durbano Office Building                                   Page -11 -
due, without acceleration, less any rental received by Landlord for reletting the Premises; (b) and any other amount necessary to compensate Landlord for all the actual damages approximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom excluding any punitive, exemplary, or consequential damages. Failure of Landlord to declare any default immediately upon Occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have tile right to declare any such default at any time thereafter. Landlord shall be obligated to make reasonable and diligent efforts to mitigate its' damages by reletting the Premises at reasonable and current market rates in a timely manner.

21. CONTINUATION AFTER DEFAULT

     Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect, provided that Landlord has neither taken possession nor relet the Premises, and as long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all of its rights and remedies under this Lease, including the right to recover the rental as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. If any fixture, equipment, improvement, installation or appurtenance which, as herein provided, shall be required to be removed from the building by Tenant specified therefore, then Landlord (in addition to all other rights and remedies to which Landlord may be entitled at any time) may, at its election by written notice to such effect to Tenant, deem that the same has been abandoned by Tenant to Landlord, or Landlord may remove the same and restore the demised premises to its original condition at the expense of Tenant and Tenant shall reimburse Landlord for such expense, as additional rent within ten (10) days after written notice to Tenant of the amount of such expense.

22. OTHER RELIEF

     The rights and remedies provided for Landlord and Tenant in this Lease are in addition to any other remedies available at law or in equity by statute or otherwise, except as expressly limited or waived under the provisions of this Lease.

23. LANDLORD'S RIGHT TO CURE DEFAULTS

     Except as expressly stated in this Lease, all agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Tenant shall fail to pay any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for 30 days after notice thereof by Landlord, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Landlord within ten (10) days of written demand, and Landlord shall have (in addition to any other right or remedy of Landlord, the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rental.

     (a) Landlord's Default: Landlord further covenants with Tenant that if Landlord violates or neglects any covenant, agreement of stipulation herein contained on its part to be kept, performed or observed that materially and adversely affects Tenant's enjoyment of the Leased Premises for its intended use, and any such default continues for thirty (30) days after written notice thereof is given by Tenant to Landlord, or if such default is of such a nature that it cannot reasonably be cured within said thirty (30) day period and Landlord has not within said thirty (30) days proceeded with reasonable diligence and good faith to commence to cure such default, then, and in addition to, and not to the exclusion of, the other remedies or courses of action now or hereafter provided by law,

Durbano Office Building                                          Page - 12 -

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Tenant may, at its option, either; (i) abate the rental due hereunder, until the default is Cured; (ii) cancel and annul this Lease Agreement; or, (iii) remedy the condition or need referred to in Such event of any dispute between the parties as to the right of Tenant to such deduction as provided in (iii) above. Landlord further covenants and agrees that it will not give Tenant any notice of termination of this Lease Agreement, or demand to vacate the Premises unless Tenant fails to pay to Landlord the amount of any such deduction within ten (10) days after receipt of notice by Tenant of a final and unappealable judgment with respect thereto in favor of Landlord. The remedy of cancellation is not available to Tenant if the failure to cure any such default by Landlord is beyond Landlord's control.

     (b) Notice of Default to Mortgagee: At any time when there is an outstanding mortgage, Deed of Trust or similar security instrument covering Landlord's interest in the Premises, Tenant may not exercise any remedies for default (unless said default creates an emergency situation) by Landlord hereunder unless and until the holder of the indebtedness secured by any such mortgage, Deed of Trust or similar security instrument has been given thirty
(30) days written notice of such default. The term "Landlord" as used herein means the owner or owners from time to time of the Property. It is agreed that upon the transfer by any owner of his interest in the Property, such owner is released and discharged from performance or liability thereafter accruing under any covenant, obligation or provision set forth in this Lease Agreement. Tenant agrees that it will from time to time upon request by Landlord, execute and deliver to Landlord a statement in recordable form certifying that this Lease Agreement is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified).

      (c) Waiver of Landlord's Lien: Landlord agrees that none of the property, including food, suppl ies, merchandise, inventory, furniture, fixtures, machinery, equipment, cash, or any proceeds therefrom that are placed upon or permitted to be upon the Premises by Tenant, or any of Tenant's sublessees, assigns or successors, during the term of the Lease or any renewal thereof, are subject to a contractual Landlord's lien; or the hens created in favor of Landlord pursuant to the applicable laws of the State of Utah for the collection of rent or any other obligations of Tenant under this Lease. Landlord agrees, upon demand by Tenant, to execute and deliver such documents and /or instruments evidencing the waiver of the Landlord lien rights, set out in this paragraph 23, to any bank, other lending institution or third party. It is recognized that Landlord has the right to negotiate the terms of said waiver documents or instrument with the bank, lending institution or third party which has requested such document. It is further recognized that time is of the essence in such negotiations and Landlord agrees to use its best efforts to complete said negotiations and execute said documents within fifteen (15) days of the time originally requested.

24. ATTORNEYS' FEES

     In the event either party places the enforcement of this Lease, or any part thereof, or the collection of any rental due, or to become due hereunder, or recovery of the possession of the leased premises in the hands of an attorney, or file suit upon the same, that prevailing party shall recover its reasonable attorneys' fees and court costs.

25. EMINENT DOMAIN

     If all or any part of the Premises shall be taken or conveyed as a result of tile exercise of tile power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by written notice to the other within 30 days after Such date; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises taken or conveyed shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent awards or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise, provided that

Durbano Office Building                                        Page - 13 -

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Tenant shall be entitled to any and all compensation, damages, income, rent or awards paid for or on account of Tenant's moving expenses, trade fixtures, equipment and any leasehold improvements in the Premises, the cost of which was borne by Tenant, to the extent of the then unamortized value of such improvements for the remaining term of the Lease. In the event of a taking of the Premises which does not result in a termination of this Lease, the monthly rental herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.

26. SUBORDINATION

     This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof and to all renewals, modification, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of the Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the hen of its mortgage, deed of trust or ground lease, and shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof, Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within 10 days after demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so.

27. NO MERGER

     The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

28. SALE

     In the event the original Landlord hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner.

29. ESTOPPEL CERTIFICATE

     At any time and from time to time but on not less than 10 days prior written request by Landlord, Tenant will execute, acknowledge and deliver to Landlord, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (b) the date, if any, to which rental and other Sums payable hereunder have been paid, (c) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in said certificate and (d) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any deed of trust of the Building or any part thereof, as an estoppel without liability of Tenant. The failure of Tenant so to deliver such certificate within the time specified above shall be deemed to be a material breach of this Lease and shall entitle Landlord without notice to terminate this Lease.

Durbano Office Building                                       Page - 14 -]]

30. NO LIGHT, AIR OR VIEW EASEMENT

     Any diminution or shutting off of fight, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this lease or impose any liability on Landlord.

31. HOLDING OVER

    If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified, but at a monthly rental equivalent to 110% the gross rental at the end of the term pursuant to all the provisions of Articles 4 and 5, paid by Tenant at the expiration of the term of this Lease, payable in advance on or before the tenth day of each month. Each party shall give the other notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

32. ABANDONMENT

    If Tenant shall abandon (that term as defined by Utah law) or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

33. SECURITY DEPOSIT

     Tenant will, upon execution of the Lease, deposit with Landlord the sum of $2,906.46 specified in the Basic Lease Information (the "Security Deposit"). The Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the provisions of this Lease to be performed or observed by Tenant. In the event Tenant fails to perform or observe any of tile provisions of this Lease to be performed or observed by it, then, at the option of the Landlord, Landlord may (but shall not be obligated to do so) apply the Deposit, or so much thereof as may be necessary to remedy such default or to repair damages to the Premises caused by Tenant. In the event Landlord applies any portion of the Deposit to remedy any such default or to repair damages to the Premises caused by the Tenant, Tenant shall pay to Landlord, within 30 days after written demand for such payment by Landlord, all monies necessary to restore the Deposit up to the original amount. Any portions of the Deposit remaining upon termination of this Lease shall be returned to Tenant. The Deposit shall be refunded within 30 days from the termination date of the Lease.

34. WAIVER

     The waiver by Landlord of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow upon between the parties in the administration of the terms hereof be construed to waive or to lessen the right of' Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition or provision of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge Of such preceding breach at the time of acceptance of such rental.

35. NOTICES

     All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when deposited in the

Durbano Office Building                                       Page - 15 -

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United States mail, certified or registered, postage prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a notice to Landlord; Durbano Properties, L.C., 476 Heritage Park Boulevard, Layton, Utah, 84041, or to such other place as Landlord may from time to time designate in a notice to Tenant. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the Premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the Premises.

36. COMPLETE AGREEMENT

     There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of this Lease. This Lease may not be altered, changed or amended, except by an instrument in writing signed by both parties hereto.

37. CORPORATE AUTHORITY

      If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that (a) Tenant is a duly authorized and validly existing corporation, (b) Tenant has and is qualified to do business in Utah, (c) the corporation has full right and authority to enter into this Lease, and (d) each person executing this Lease on behalf of tile corporation is authorized to do so.

38. GUARANTEE OF LEASE

     Tenant guarantees, upon execution of this Lease, to occupy the Premises specified herein. Except as otherwise provided herein, any failure to occupy the Premises does not release the Tenant from the obligation of paying rent or any other provisions set forth herein.

39. MISCELLANEOUS

     The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument or examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. Tenant shall not, without the written consent of Landlord, use the name of the Budding for any purpose other than as the address of the business to be conducted by Tenant in the Premises. All amounts of money payable by Tenant to Landlord hereunder, if not paid when due, shall bear interest from the due date until paid at the rate of 10% per annum. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed in accordance with the laws of the State of Utah.

40. EXHIBITS

     The exhibits and addenda, if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part thereof.

Durbano Office Building                                        Page - 16 -

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41. SEVERABILITY

     If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

42. BROKERS

     Tenant warrants that it has no dealings with any real estate broker or agents in connection with the negotiation of this lease excepting only Barlow @Nielsen Associates, Inc. and it knows of no other real estate broker or agent who is entitled to a commission in connection with this lease.

43. FORCE MAJEURE

    Landlord shall have no liability whatsoever to Tenant on account of (1) the inability of Landlord to fulfill, or delay in fulfilling, any of Landlord's obligations under this Lease by reason of strike, other labor trouble, governmental preemption of priorities or other controls in connection with national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, beyond Landlord's reasonable control; or (2) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises ises, by reason of any requirement, act or omission of the public utility or others furnishing the building with electricity or water, or for any other reason, whether similar or dissimilar to the above, beyond Landlord's reasonable control. If this Lease specifies a time period for performance of an obligation of Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the events of force majeure described above, but all events not to exceed ninety
(90) days.

44. FIRST MONTH'S RENT AND SECURITY DEPOSIT DUE

     First month's rent and the security deposit are due upon execution of this lease.

45. ENVIRONMENTAL DISCLOSURE

     Landlord represents and warrants without independent investigation other than the Phase I Environmental report it obtained, that it has no knowledge of any deposit, storage, disposal, removal, burial, discharge, spillage, uncontrolled loss, seepage or filtration of oil, petroleum or chemical liquids or solids, liquid or gaseous products or any hazardous wastes or hazardous substances (collectively, "Hazardous Substances"), as those terms are used in any appropriate and applicable law, code or ordinance including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 at, upon, under or within the Premises as a consequence of ownership or other use thereof prior to the Lease Term Commencements of this Lease by Landlord, its employees, agents or servants or any party acting pursuant to a right or interest therein from Landlord.

46. AMERICANS WITH DISABILITIES

     Landlord shall be responsible for compliance with the Americans With Disabilities Act. In the event it becomes necessary to make modifications to the floor plan as approved by Tenant in order to comply with provisions of ADA or other applicable buildings codes, such modifications shall not be grounds for termination of this Lease by Tenant, so long as modifications do not Substantially impair Tenants intended use of the Premises.

Durbano office Building                                          Page - 17 -

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47. NON-DISTURBANCE

    So long as the Tenant is not in default in the payment of rent or additional rent or in the performance of any of the terms of the Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through, or under Landlord, and the Tenant's possession of the leased property and the Tenant's rights and privileges under the Lease or any renewal thereof shall not be diminished or interfered with by the Mortgagee.

     IN WITNESS WHEREOF, the parties have executed this Lease dated the day and year first above written.

TENANT                                  LANDLORD
COMPUTERIZED THERMAL                    DURBANO  PROPERTIES, L.C.
IMAGING, INC.
By: David A. Packer                     By: /s/ Douglas M. Durbano

DAVID A. PACKER                         DOUGLAS M. DURBANO
Its: President                          Its: Managing Member

Durbano Office Building                                           Page - 18 -

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                      Exhibit A - Floor Plan

           Exhibit B- Building Standard Turnkey Finish

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                    Exhibit C- Monthly Rental

Monthly Rental:

December 1, 1997 - November 30, 1998        $ 2,906.46 per month
December 1, 1998 - November 30, 1999        $ 3,022.72 per month
December 1, 1999 - November 30, 2000        $ 3,143.63 per month
December 1, 2000 - November 30, 2001        $ 3,269.38 per month
December 1, 2001 - November 20, 2002        $ 3,400.15 per month

                Exhibit D - Rules and Regulations